Supplement dated February 27, 2024
to the following initial summary prospectus(es):
Soloist dated May 1, 2023
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
At meetings held on January 16, 2024, the Board of Trustees (the "Board") of Delaware High-Yield Opportunities Fund: Institutional Class (the "Board"), approved the merger of the Delaware High-Yield Opportunities Fund: Institutional Class (the "Target Fund") into the Delaware Ivy High Income Fund - Class I (the "Acquiring Fund"). Subject to shareholder approval, the merger will be effective on or about April 26, 2024 (the "Effective Date").
As of the Effective Date, the following changes apply to the policy:
•
the Target Fund will no longer be available to receive transfers or new purchase payments;
•
the Target Fund will transfer all or substantially all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund; and
•
the Acquiring Fund will assume all liabilities of the Target Fund.
Accordingly, the following changes apply to the prospectus:
(1) Appendix A is amended to add the following:
Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Fixed Income	Delaware Ivy High Income Fund – Class I Investment Advisor: Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)	0.72%*	-11.17%	1.74%	3.72%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
(2) All references in the prospectus to the Target Fund are deleted and replaced with the Acquiring Fund.
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